EXHIBIT 99.10





                                     BYLAWS

                                       OF

                            SIX RIVERS NATIONAL BANK

                              (EUREKA, CALIFORNIA)


                        ORGANIZED UNDER THE BANKING LAWS
                              OF THE UNITED STATES



                       (As amended through March 22, 1999)

                                TABLE OF CONTENTS
                                                                     PAGE NO.

ARTICLE I MEETINGS OF SHAREHOLDERS.........................................1
   Section 1.1 ANNUAL MEETING..............................................1
   Section 1.2 SPECIAL MEETING.............................................1
   Section 1.3 NOTICE OF SHAREHOLDERS' MEETINGS............................1
   Section 1.4 PROXIES.....................................................1
   Section 1.5 VOTING......................................................1
   Section 1.6 QUORUM......................................................2
   Section 1.7 JUDGES OF ELECTION..........................................2
   Section 1.8 NOMINATIONS FOR DIRECTORS...................................2
   Section 1.9 OTHER BUSINESS..............................................3

ARTICLE II DIRECTORS.......................................................4
   Section 2.1 POWERS......................................................4
   Section 2.2 NUMBER......................................................4
   Section 2.3 TERM........................................................4
   Section 2.4 OATH OF OFFICE..............................................4
   Section 2.5 VACANCIES...................................................4
   Section 2.6 CHAIRMAN OF THE BOARD.......................................4
   Section 2.7 VICE CHAIRMAN OF THE BOARD..................................5
   Section 2.8 ORGANIZATION MEETING........................................5
   Section 2.9 REGULAR MEETING.............................................5
   Section 2.10 SPECIAL MEETINGS...........................................5
   Section 2.11 QUORUM.....................................................5
   Section 2.12 VOTING.....................................................6
   Section 2.13 WAIVERS....................................................6
   Section 2.14 QUALIFICATION OF DIRECTORS.................................6

ARTICLE III OFFICERS AND EMPLOYEES.........................................6
   Section 3.1 OFFICERS....................................................6
   Section 3.2 TENURE......................................................6
   Section 3.3 FIDELITY BOND...............................................7
   Section 3.4 PRESIDENT...................................................7
   Section 3.5 VICE PRESIDENT..............................................7
   Section 3.6 CASHIER.....................................................7
   Section 3.7 SECRETARY...................................................7
   Section 3.8 OTHER OFFICERS..............................................8

ARTICLE IV COMMITTEES......................................................8
   Section 4.1 INVESTMENT COMMITTEE........................................8
   Section 4.2 LOAN COMMITTEE..............................................8
   Section 4.3 AUDIT COMMITTEE.............................................8
   Section 4.4 OTHER COMMITTEES............................................9

ARTICLE V CORPORATE SEAL...................................................9

ARTICLE VI STOCK AND STOCK CERTIFICATES....................................9
   Section 6.1 TRANSFERS...................................................9
   Section 6.2 TRANSFER AGENT AND REGISTRAR................................9

   Section 6.3 STOCK CERTIFICATES..........................................9
   Section 6.4 LOST CERTIFICATES...........................................9

ARTICLE VII MISCELLANEOUS PROVISIONS......................................10
   Section 7.1 FISCAL YEAR................................................10
   Section 7.2 EXECUTION OF INSTRUMENTS...................................10
   Section 7.3 RECORDS....................................................10

ARTICLE VIII BYLAWS.......................................................10
   Section 8.1 INSPECTION.................................................10
   Section 8.2 AMENDMENTS.................................................10

ARTICLE IX CORPORATE GOVERNANCE...........................................11
   Section 9.1 CORPORATE GOVERNANCE.......................................11

                                   ARTICLE I.
                            MEETINGS OF SHAREHOLDERS

         Section 1.1 ANNUAL MEETING. The regular annual meeting of the shareholders of this Association, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held each year at the Association's Main Office in Eureka, California, or any other convenient place duly authorized by the Board of Directors, on a date and at a time designated by the Board of Directors. The date so designated shall be within fifteen (15) months of the last Annual Meeting. If for any cause, an election of directors is not made on said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law. In the absence of the Chairman of the Board or the Secretary of the Association, the holders of a majority of the outstanding shares entitled to vote, and represented at any meeting of the shareholders, may choose persons to act as Chairman and as Secretary of the meeting. Unless waived by a majority of the shareholders entitled to vote, the President of the Association shall then make a report to the shareholders regarding the condition of the Association and shall review the business of the preceding year. [Approved March 21, 1994]

         Section 1.2 SPECIAL MEETING. Unless otherwise provided by the laws of the United States, or by the Articles of Association, the Board of Directors of this Association, or any ten (ten) or more shareholders owning, in the aggregate, not less than twenty percent (20%) of the stock of this Association, may call a special meeting of the shareholders at any time.

         Section 1.3 NOTICE OF SHAREHOLDERS' MEETINGS. Unless otherwise provided by the laws of the United States or by the Articles of Association, a notice of the time, place and purpose of every regular meeting, and every special meeting of the shareholders, shall be given by first-class mail, postage prepaid, mailed at least ten (ten) days prior to the date of such meeting to each shareholder of record at his or her address as shown on the books of the Association.

         Section 1.4 PROXIES. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

         Section 1.5 VOTING. In deciding on questions at meetings of shareholders, except in the election of directors, each shareholder shall be entitled to one vote for each share of stock held. A majority of votes cast shall decide each matter submitted to the shareholders at the meeting, except in cases where by law a larger vote is required. In all elections of directors, each shareholder shall have the right to vote the number of shares owned by such shareholder for as many persons as there are directors to be elected, or to accumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of his shares shall equal, or to distribute them on the same principal among as many candidates as he shall deem appropriate.

         Section 1.6 QUORUM. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law. The shareholders present or represented by proxy at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum, unless otherwise provided by law. Any meeting of shareholders, whether or note a quorum is present, maybe adjourned from time to time by the vote of a majority of the shareholders present or represented by proxy, and the meeting maybe held, as adjourned, without further notice.

         Section 1.7 JUDGES OF ELECTION. Every election of directors shall be managed by three (3) judges, who shall be appointed from among the shareholders by the Board of Directors. The judges of election shall hold and conduct the election at which they are appointed to serve; and, after the election, they shall file with the Cashier or Secretary a certificate under their hands, certifying the result thereof and the names of the directors elected. The judges of election, at the request of the Chairman of the meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall certify the result thereof.

         Section 1.8 NOMINATIONS FOR DIRECTORS. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of this Association, shall be made in writing and shall be delivered or mailed to the President of this Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of stockholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of this Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association beneficially owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Association owned by the notifying shareholder; and (f) a statement of facts demonstrating that the nominee meets the qualifications for a director set forth in Section 2.14 of these Bylaws. Nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the Meeting, and upon his instructions, the vote letters may disregard all votes cast for each such nominee. [Approved March 22, 1999]

         Section 1.9 OTHER BUSINESS.

         (1) The proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the Association's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any shareholder of the Association who was a shareholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Bylaw.

         (2) For other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Chairman or Secretary of the Association and such other business must be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Chairman or Secretary at the principal executive offices of the Association not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (a) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (b) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the

         Association's books, and of such beneficial owner and (ii) the class and number of shares of the Association which are owned beneficially and of record by such shareholder and such beneficial owner.

         (3) Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Association's notice of meeting.

         (4) Except as otherwise provided by law, the Articles of Association or the Bylaws of the Association, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

         (5) Notwithstanding the foregoing provisions of this Bylaw, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of
         (i) shareholders to request inclusion of proposals in the Association's proxy statement pursuant to Rule l4a-8 under such Act. [Approved March 22, 1999]

                                   ARTICLE II
                                    DIRECTORS

         Section 2.1 POWERS. The Board of Directors shall have the power to manage and administer the business and affairs of this Association. Except as limited by the laws of the United States, all corporate powers of the Association shall be vested in and may be exercised by the Board of Directors.

         Section 2.2 NUMBER. The Board of Directors shall consist of not less than five (5) nor more than twenty-five (25) shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; Provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which (i) exceeds by more than two (2) the number of directors last elected by shareholders where such number was fifteen (15) or less or (ii) exceeds by more than four (4) them number of directors last elected by shareholders where such number was sixteen (16) or more, but in no event shall the number of directors exceed twenty-five (25).

         Section 2.3 TERM. The directors of this Association shall hold office for one year and until their successors are elected and have qualified.

         Section 2.4 OATH OF OFFICE. Each person elected or appointed a director of this Association must take the oath of such office in the form prescribed by the Comptroller of the Currency. No person elected or appointed a director of this Association shall exercise the functions of such office until he or she has taken such oath and the same has been transmitted to the Comptroller of the Currency.

         Section 2.5 VACANCIES. Any vacancies occurring in the Board of Directors shall be filled, in accordance with the laws of the United States, by appointment by the remaining directors then in office, at any regular meeting of the Board, or at a special meeting called for that purpose, and any directors so appointed shall hold office until their successors are elected and qualified.

         Section 2.6 CHAIRMAN OF THE BOARD. The Board of Directors shall appoint one of its members to be Chairman of the Board to serve at the pleasure of the Board. The Chairman of the Board shall preside at all meetings of the Board of

Directors and shareholder, and shall also perform such other duties as may be assigned, from time to time, by the Board of Directors.

         Section 2.7 VICE CHAIRMAN OF THE BOARD. The Board of Directors may appoint one of its members to be Vice Chairman of the Board to serve at the pleasure of the Board. In the absence of the Chairman of the Board, the Vice Chairman shall perform the duties of the Chairman, and shall also perform such other duties as may be assigned, from time to time, by the Board of Directors.

         Section 2.8 ORGANIZATION MEETING. Following the annual meeting of the shareholders, the Chairman or the Secretary of the meeting shall notify promptly the Directors-Elect of their election and of the time and place (within the limits of Six Rivers) at which they are required to meet for the purpose of taking their oaths, organizing the new Board, appointing committees of the Board and appointing officers, fixing salaries for the ensuing year, and transacting such other business as properly may come before the meeting.

         Section 2.9 REGULAR MEETING. The regular meeting of the Board of Directors shall be held, without notice, on the third Thursday of each month at 3:00 p.m., at the Main Office or such other location designated by the Board of Directors. When any regular meeting of the Board falls on a holiday, the meeting shall be held on the next business day unless the Board shall designate some other day.

         Section 2.10 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or at the request of three (3) or more directors. Written notice of the time and place of special meetings shall be delivered personally to each director or communicated to each director by telephone, or by telegraph or mail, charges prepaid, addressed to such director at his or her address as it is shown upon the records of the Association or, if it is not shown on such records or if not readily ascertainable, at the place at which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the place in which the Main Office of the Association is located at least seventy-two (72) hours prior to the time of the holding of the meeting. In case such notice is delivered personally or by telephone, as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery, personally or by telephone, as above provided, shall constitute due, legal and personal notice to such director. Any notice shall state the date, place and hour of the meeting and the general nature of the business to be transferred.

         Section 2.11 QUORUM. A majority of the authorized number of Directors shall be necessary to constitute a quorum for the transaction of business at any Director's meeting. If, at the time fixed for the meeting, including the meeting to organize the new Board following the Annual Meeting of Shareholders, a quorum is not present, the directors in attendance may adjourn the meeting from time to time until a quorum is obtained.

         Section 2.12 VOTING. Except as otherwise provided herein, a majority of those directors present and voting at any meeting of the Board of Directors, shall decide each matter considered. A director cannot vote by proxy, or otherwise act by proxy at a meeting of the Board of Directors or at a meeting of a committee of the Board of Directors established pursuant to Article IV of these Bylaws.

         Section 2.13 WAIVERS. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors note present or whom, though present, has prior to the meeting or at its commencement, protested the lack of proper notice to him, signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. In addition, attendance of a director at any meeting shall constitute a waiver of notice of such meeting, unless a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called, noticed, or convened; provided, however, if after stating his objection, the objecting director continues to attend and by his attention participates in any matters other than those to which he objected, he shall be deemed to have waived notice of such meeting and withdrawn his objections.

         Section 2.14 QUALIFICATION OF DIRECTORS. No person shall be a member of the Board of Directors (a) who is a director, officer, employee, agent, nominee or attorney for any other financial institution, lender, or bank holding company, or affiliate or subsidiary thereof, engaged in business in California, or (b) who has been or is the nominee of anyone who has any contract, arrangement or understanding with any other financial institution, lender, or bank holding company, or affiliate or subsidiary thereof, engaged in business in California, or with any officer, director, employee, agent, nominee, attorney or other representation thereof, pursuant to which he will reveal or in any way utilize information obtained as a director or that he will, directly or indirectly, attempt to effect or encourage any action of this Bank, or (c) who has not maintained beneficial ownership of at least 250 shares of the Bank's Common Stock for at least one year prior to the date of any notice of nomination pursuant to Article I, Section 1.8 of these Bylaws or their election as a director, whichever is sooner. [Approved March 22, 1999]

                                  ARTICLE III.
                             OFFICERS AND EMPLOYEES

         Section 3.1 OFFICERS. The officers of this Association shall be the President, one or more Vice Presidents, a Cashier, a Secretary and such other officers as may be appointed by the Board of Directors. The President shall be a member of the Board of Directors.

         Section 3.2 TENURE. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the Office of President shall be filled promptly by the Board of Directors.

         Section 3.3 FIDELITY BOND. Each officer and employee of the Association shall give bond of suitable amount with security to be approved by the Board of Directors, conditioned for the honest and faithful discharge of his or her duties as such officer or employee. At the discretion of the Board, such bonds may be schedule or blanket form, and the premiums shall be paid by the Association. The amount of such bonds, the form of coverage, and the name of the company providing the surety therefor shall be reviewed by the Board of Directors each year at the first regular meeting of the Board following the Organizational Meeting of the new Board. Action shall be taken by the Board at that time approving the amount of the bond to be provided by each officer and employee of the Association for the ensuing year.

         Section 3.4 PRESIDENT. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairman and Vice Chairman, the President shall preside at all meetings of the shareholders and the Board of Directors. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law regulation, or practice, to the Office of President, or imposed by these Bylaws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred or assigned by the Board of Directors.

         Section 3.5 VICE PRESIDENT. The Board of Directors shall appoint one or more Vice Presidents who shall have such powers and duties as may be assigned to them, from time to time, by the Board of Directors. In the absence of the President of the Association, one Vice President shall be designated by the Board of Directors to perform the duties of the President.

         Section 3.6 CASHIER. The Cashier of this Association shall be responsible for all assets and documents of this Association and shall keep proper records of all the transactions of the Association, except as otherwise herein provided. The Cashier shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice to the Office of Cashier or imposed by these Bylaws, and shall also perform such other duties as may be assigned, from time to time, by the Board of Directors.

         Section 3.7 SECRETARY. The Board of Directors shall appoint a Corporate Secretary who shall be the Secretary of the Board and of the Association and who shall act as Secretary of all meetings of the Board and of the Shareholders. The Secretary shall attend to the giving of all notices required by these Bylaws to be given. He shall be responsible for the Minutes of the Association in which he shall maintain and preserve the organization papers of the Association, the Articles of Association, the returns of elections, the Bylaws, the proceedings of regular and special meetings of the Directors and shareholders of the Association and reports of the committees and Board of Directors. He shall also perform such other duties as may be assigned, from time to time, by the Board of Directors.

         Section 3.8 OTHER OFFICERS. The Board of Directors may appoint one or more Assistant Vice Presidents, one or more Assistant Secretaries, one or more Assistant Cashier, one or more Managers and Assistant Managers of Branches and such other officers and Attorneys-in-fact as from time to time may appear to the Board of Directors to required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred or assigned by the Board of Directors or the President.

                                   ARTICLE IV
                                   COMMITTEES

         Section 4.1 INVESTMENT COMMITTEE. There shall be an Investment Committee composed of three (3) or more directors, one of who shall serve as chairman, appointed by the Board annually or more often. The Investment Committee shall review, on a regular basis, the internal financial reports of the Association and shall provide policy guidance to the Association's internal investment committee. The Investment Committee shall have the responsibility to examine and approve internal financial reports, to exercise authority regarding investment policy, and to see that the policies prescribed by the Board in these two areas are carried out. The Committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board at which a quorum is present, and any action taken with respect thereto shall be entered in the minutes of the Board meeting.

         Section 4.2 LOAN COMMITTEE. There shall be a Loan Committee composed of three (3) or more directors, one of whom shall serve as chairman, appointed by the Board annually or more often. The Loan Committee shall have the power to examine and approve loans, to exercise authority regarding loans, and to see that loan policies prescribed by the Board are carried out. The Committee shall keep minutes of its meetings and such minutes shall be submitted at the next regular meeting of the Board at which a quorum is present, and any action taken by the Board with respect thereto shall be entered in the minutes of the Board meeting.

         Section 4.3 AUDIT COMMITTEE. There shall be a standing committee of this Association known as the Audit Committee, appointed annually by the Board of Directors. Each member of this Committee shall serve until his or her successor is appointed, and the Committee shall consist of three (3) or more directors, one of whom shall serve as chairman. None of the members of the Audit Committee shall be active officers of the Association. The duties of this Committee shall be to make an examination at least once during each calendar year and within fifteen (15) months of the last such examination into the affairs of the Association or cause suitable examinations to be made by auditors responsible only to the Board of Directors and to report the result of such examination in writing to the Board at the next regular meeting thereafter. Such report shall state whether the Association is in a sound condition, whether adequate internal controls and procedures are being maintained and shall recommend to the Board such changes in the manner of conducting the affairs of the Association as shall be deemed advisable.

         Section 4.4 OTHER COMMITTEES. The Board of Directors may appoint, from time to time, other special committees, for such purposes and with such powers as the Board may determine.

                                   ARTICLE V.
                                 CORPORATE SEAL

         The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

                                   ARTICLE VI
                          STOCK AND STOCK CERTIFICATES

         Section 6.1 TRANSFERS. The stock of this Association shall be transferable only on the books of this Association. A stock certificate book shall be maintained in which all transfers of stock shall be made. When the stock is transferred, the certificate thereof shall be returned to the Association and new certificates issued. The returned certificates shall be cancelled and be preserved for record purposes. Every person becoming a shareholder by transfer shall, in proportion to his or her shares, succeed to all rights of the prior holder of such shares.

         Section 6.2 TRANSFER AGENT AND REGISTRAR. A majority of the Board of Directors at any meeting of the Board may designate a duly qualified bank, trust company or other corporation to act as its Stock Transfer Agent and Registrar to maintain the stock transfer book, record all assignments and transfers of stock and otherwise maintain and preserve stock records of the Association.

         Section 6.3 STOCK CERTIFICATES. A certificate of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Cashier, Assistant Cashier, Secretary, Assistant Secretary, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate of stock shall state upon the face thereof that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

         Section 6.4 LOST CERTIFICATES. Except as hereinafter provided in this section, no new certificates for shares shall be issued in lieu of an old one unless the latter is surrendered and cancelled at the same time. The Board of Directors or such officers of the Association as may be designated from time to time by the Board of Directors, may, however, in case any certificate for shares is lost, stolen, mutilated or destroyed, authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions, including reasonable indemnification of the Association, as the Board or such officers shall determine.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

         Section 7.1 FISCAL YEAR. The fiscal year of the Association shall be the calendar year.

         Section 7.2 EXECUTION OF INSTRUMENTS. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any directors, officer(s), or agent(s), to enter into any contract or execute any instrument in the name of and on behalf of the Association, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no director, officer, agent or employee shall have any power or authority to bind the Association, by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount. However, any contract or other instrument in writing executed or entered into between the Association and any other person, when signed by 1) the Chairman of the Board, the President or any Vice President, and
2) the Secretary, any Assistant Secretary, the Cashier or any Assistant Cashier, is not invalid as to the Association by any lack of authority of the signing officers in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute such contract or other instrument.

         Section 7.3 RECORDS. The Articles of Association, the Bylaws and the proceedings of all meeting of the shareholder, the Board of Directors, and standing committees of the Board shall be recorded in appropriate minutes provided for that purpose. The minutes of each meeting of the Board of Directors and of the shareholders of the Association shall be signed by the Chairman of the Board or such other person designated Chairman of the meeting and attested by the Secretary or such other person designated as Secretary of the meeting.

                                  ARTICLE VIII
                                     BYLAWS

         Section 8.1 INSPECTION. A copy of the Bylaws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

         Section 8.2 AMENDMENTS. These Bylaws may be amended, altered or repealed, at any meeting of the Board of Directors, duly called, by a vote of a majority of the total number of the Directors.

                                   ARTICLE IX
                              CORPORATE GOVERNANCE

         Section 9.1 CORPORATE GOVERNANCE. To the extent not inconsistent with applicable federal banking statutes or regulations or banking safety and soundness, the Association shall follow the corporate governance procedures of the Delaware General Corporation Law, as amended from time to time. [Approved March 22, 1999]